                                                                    Exhibit 23.1










                           CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
GMX Resources, Inc.:


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the registration statement.


                                                          KPMG LLP


Oklahoma City, Oklahoma
November 2, 2000